EIGHTH AMENDMENT TO
AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING
(Finished Goods - Shared Credit Facility)

This Eighth Amendment to Amended and Restated Agreement for Wholesale Financing (“Amendment”) is made as of this 27th day of January, 2010 by and among TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“Secured Party”), PALM HARBOR HOMES, INC., a Florida corporation (“PHHI”), PALM HARBOR MANUFACTURING, L.P., a Texas limited partnership (“PHM” and together with PHHI, each a “Borrower” and together the “Borrowers”).

WITNESSETH THAT:

           WHEREAS, the Secured Party and Borrowers are parties to that certain Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated May 25, 2004, as amended by that certain First Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated June 30, 2005, as further amended by that certain Second Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated January 19, 2006, as further amended by that certain Third Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated May 29, 2007, as further amended by that certain Fourth Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated May 30, 2008, as further amended by that certain Fifth Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated April 28, 2009, as further amended by that certain Sixth Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated June 4, 2009, and as further amended by that certain Seventh Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated December 29, 2009 (as so amended, the “Agreement”);

WHEREAS, the Borrowers have requested that the Secured Party amend the Agreement in certain respects and Secured Party has agreed to so amend the Agreement, subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	All capitalized terms used and not otherwise defined herein shall have the same meanings provided therefore in the Agreement.

2.	Section 7 of the Agreement is hereby amended and restated in its entirety to read as follows:

7.           Shared Credit Facility.  Except as set forth below, no Advance shall be funded hereunder by the Administrative Agent or any Lender (a) (i) on or before June 25, 2010, when the Collateral Coverage is greater than 0.65:1.00, (ii) on or after June 26, 2010, and on or before September 24, 2010, when the Collateral Coverage is greater than 0.62:1.00 and (iii) on or after September 25, 2010, when the Collateral Coverage is greater than 0.60:1.00 or (b) if, after giving effect to the extension of such Advance, the aggregate principal amount of all Advances outstanding hereunder would exceed the Total Credit Line; provided, however, that at any time before the Maturity Date, the Administrative Agent, acting at the instruction of the Majority Lenders, may continue to make Advances if the Collateral Coverage exceeds the ratios set forth in clause (a) above (any such Advance shall be referred to herein as an “Overadvance”) so long as the amount of Advances outstanding hereunder does not, and would not after giving effect to such Overadvance, exceed the Total Credit Line; provided, further, that at any time before the Maturity Date, Administrative Agent may from time to time, in Administrative Agent’s sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions to funding Advances hereunder have not been satisfied (including without limitation the condition that, after giving effect to the extension of such Advance, the aggregate principal amount of all Advances outstanding hereunder would exceed the Total Credit Line), continue to make Advances to Borrowers on behalf of the Lenders which Administrative Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the business conducted by Borrowers, the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Advances and other obligations of the Borrowers under the Agreement or (C) to pay any amount chargeable to the Borrowers pursuant to the terms of this Agreement, including interest costs, fees and expenses (any of such advances being referred to as “Protective Advances”).  For the period from January 27, 2010 through and including January 29, 2010, Secured Party may make Protective Advances to the Borrowers in an aggregate amount not to exceed $2,000,000, and such Protective Advances will be repaid by Borrowers on January 29, 2010.  Borrowers may request Protective Advances, in writing, using the form attached hereto as Exhibit D.

3.	The last paragraph of Section 9 of the Agreement is hereby amended and restated in its entirety to read as follows:

“If at any time the aggregate principal amount of the outstanding Advances under this Agreement exceeds the Total Credit Line, immediately upon the demand of the Administrative Agent the Borrowers agree to pay to the Administrative Agent on behalf of the Lenders the amount of such excess so that the aggregate principal amount of the outstanding Advances under this Agreement no longer exceeds the Total Credit Line after giving effect to such payment.

If the Borrowers shall at any time sell, lease or otherwise dispose of or transfer any of the Collateral that requires the Majority Lenders’ prior written consent pursuant to Section 18 hereof, the Borrowers shall provide Secured Party with written notice thereof seven (7) days prior to any such sale, lease, disposition or transfer.”

4.	The last paragraph of Section 10 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the above, interest shall accrue on any Overadvance or Protective Advance in an amount equal to the rate that would otherwise apply to such Advance plus 2.00%.”

5.	Section 18 of the Agreement is hereby amended and restated in its entirety to read as follows:

18.           Negative Covenants.  Subject to Section 8 hereof with respect to Palm Harbor Brand Homes financed hereunder, no Borrower will at any time (without the Majority Lenders’ prior written consent): (a) other than in the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of the Collateral; (b) other than in the ordinary course of its business, rent, lease, demonstrate, or consign any of the Collateral; (c) except for Permitted Liens (as defined below), pledge or encumber any of the Collateral; or (d) merge or consolidate with another entity or otherwise change its legal structure or amalgamate.  “Permitted Liens” means: (a) liens for taxes, fees, assessments or other governmental charges or levies which are not delinquent or  remain payable without penalty or which are being contested in good faith by appropriate proceedings for which adequate reserves have been set aside on Borrowers’ books (so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto); (b) carriers' warehousemen's, mechanics', landlords' materialmen's, repairmen's or similar liens incurred in the ordinary course of business for sums not yet due or are being contested in good faith by appropriate proceedings for which adequate reserves have been set aside on Borrowers’ books; (c) liens consisting of pledges or deposits required in connection with workers' compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeals bonds, bids, leases, governmental contracts, trade contracts, performance and return of money bonds and similar obligations or  to secure liability to insurance carriers which are not overdue by more than 45 days; (d) easements, encroachments, covenants, equitable servitudes, rights of way, zoning and other restrictions, minor defects, or other similar encumbrances or municipal and zoning ordinances, and liens on real property for general real estate taxes and assessments which do not interfere with the conduct of business of Borrowers and which are not yet delinquent or are being contested in good faith by appropriate proceedings for which adequate reserves have been set aside on Borrowers’ books; (e) liens arising from precautionary uniform commercial code financing statements filed under any operating lease; (f) liens consisting of the interest of the lessee under any lease or sublease granted to others by Borrowers or any of its subsidiaries; (g) customary rights of setoff, revocation, refund or chargeback under deposit agreements or under the UCC of banks or other financial institutions where Borrowers or any of its subsidiaries maintain deposits; (h) liens arising from the granting of a non-exclusive license to any person; (i) liens attaching solely to earnest money deposits made by Borrowers or any of its subsidiaries in connection with any letter of intent or purchase agreement; (j) liens deemed to exist in connection with repurchase agreements and other similar investments; and (k) liens arising under operation of law on insurance policies and proceeds thereof to secure premiums thereunder.

6.	The first paragraph of Section 27 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Termination.  This Agreement shall terminate on the earliest to occur of the following (the “Maturity Date”): (a) June 30, 2012, (b) one month prior to the date of the first repurchase option for the holder of PHHI’s 3.25% Convertible Senior Notes which are due in 2024, or (c) the date of such earlier termination of this Agreement pursuant to the provisions of this Section 27.  On the Maturity Date, all Commitments of the Lenders shall, if not previously terminated, terminate, and all obligations hereunder outstanding on the Maturity Date shall mature and automatically become due and payable, including, without limitation, all outstanding Advances, all accrued and unpaid interest and/or finance charges and all fees, costs and expenses.  Borrowers agree to pay all such obligations so maturing on the Maturity Date.”

7.	Section 37.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a)  Maximum Net Loss. Borrowers covenant that they will achieve as of the last day of each fiscal quarter consolidated net (loss) before tax, excluding any restructuring charges, for the respective periods set forth below, as follows (i) in respect of the fiscal quarters ending March 26, 2010, June 25, 2010, and September 24, 2010 not greater than ($15,000,000), (ii) in respect of the fiscal quarters ending December 24, 2010, and March 25, 2011 not greater than ($10,000,000) and (iii) in respect of each fiscal quarter thereafter, net minimum consolidated net income before tax and excluding any restructuring charges of $1,000,000.00.”

8.	The definition of “Total Credit Line” under the Agreement is hereby amended by replacing such definition in its entirety with the following:

Total Credit Line - means (i) $45,000,000 until March 25, 2010, (ii) $43,000,000 from March 26, 2010 until June 24, 2010, (iii) $38,000,000 from June 25, 2010 until September 23, 2010, (iv) $32,000,000 from September 24, 2010 until December 23, 2010, (v) $28,000,000 from December 24, 2010 until March 24, 2011 and (vi) $25,000,000 thereafter.

9.
Provided that the Virgo Transaction (as defined below) is closed on the Virgo Closing Date (as defined below), then, on the Virgo Closing Date, Sections 11 and 12 of that certain Seventh Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated December 29, 2009 (the “Seventh Amendment”), among the Borrowers, Secured Party and CountryPlace Acceptance Corporation, a Nevada corporation (“CountryPlace”) automatically will be deleted in their entirety and shall be of no further force or effect.

10.
Provided that the Virgo Transaction is closed on the Virgo Closing Date, then, on the Virgo Closing Date, all security interests and liens granted to the Secured Party or the Lenders pursuant to the Agreement on all personal property of CountryPlace, including any security interest or lien on the capital stock of CountryPlace, automatically will be released and, in connection therewith, PHHI is authorized to file the two (2) UCC financing statements attached hereto as Exhibit A.  The collateral described in Section 8 of each such UCC financing statement is, collectively, the “Virgo Collateral.”

11.
Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Secured Party hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrowers shall have no rights under this Amendment, until Secured Party shall have received: (a) duly executed signature pages to this Amendment from the Borrowers and the Secured Party; and (b) certified resolutions of the Borrowers’ boards of directors authorizing the Borrowers execution and delivery hereof.  Borrowers hereby acknowledge and agree that they are receiving significant benefits as a result of the modifications contained herein.

12.	Each Borrower hereby represents and warrants that:

(a)
the execution, delivery and performance by such Borrower of this Amendment: (i) are within such Borrower’s power; (ii) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) are not in contravention of any provision of such Borrower’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any governmental authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Borrower or any of its subsidiaries is a party or by which such Borrower or any such subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any lien or other security interest upon any of the property of such Borrower or any of its subsidiaries other than those in favor of Secured Party, pursuant to the Agreement; and (vii) do not require the consent or approval of any governmental authority or any other person or entity;

(b)
this Amendment has been duly executed and delivered for the benefit of or on behalf of each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c)
after giving effect to this Amendment, the representations and warranties contained in the Agreement are true and correct in all material respects (provided  that representations and warranties that speak as of a specific date shall continue to speak as to that date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

13.
No later than 45 days from the date hereof, the Borrowers covenant and agree to deliver the following to Secured Party and any failure to comply shall constitute an immediate Event of Default under the Agreement with no further grace period:

(a)
a Guaranty and Security Agreement in form and substance acceptable to Secured Party, executed by each Borrower and each subsidiary (other than CountryPlace and its subsidiaries and other than Standard Casualty Company, Standard Insurance Agency, Inc. and Palm Harbor Insurance Agency of Texas (the "Insurance Subsidiaries")) of any Borrower and granting a security interest in all of the personal and real property of each Borrower and each subsidiary of any Borrower (other than CountryPlace and its subsidiaries and other than the Insurance Subsidiaries) in favor of Secured Party;

(b)
deposit account control agreements and/or security account control agreements, in form and substance satisfactory to Secured Party, on each deposit account of any Borrower or subsidiary of any Borrower (other than CountryPlace and its subsidiaries) at Wells Fargo (collectively, the “Wells Fargo Accounts”); and

(c)
with respect to all real property owned by any Borrower or any subsidiary of any Borrower (other than CountryPlace and its subsidiaries) a fully executed mortgage, deed of trust, or deed to secure debt, as applicable, in form and substance satisfactory to Secured Party.  Notwithstanding the foregoing, the Insurance Subsidiaries only shall comply with this Section 13(c) if permitted by law.  Borrowers hereby represent that Insurance Subsidiaries only own the real property commonly known as: 100 Northwoods Drive, New Braunfels, TX 78132.

14.
After April 1, 2010, upon request of Secured Party, the Borrowers covenant and agree to deliver to Secured Party (and any failure to comply shall constitute an immediate Event of Default under the Agreement with no further grace period), with respect to all real property owned by any Borrower or any subsidiary of any Borrower (other than CountryPlace and its subsidiaries) that is identified on Exhibit B attached hereto or that is not identified on Exhibit C attached hereto (i) an appraisal complying with the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, (ii) that is located in an area that FEMA’s current flood maps indicate has at least a one percent (1%) chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year, federal flood insurance under the National Flood Insurance Program, (iii) an A.L.T.A. lender’s title insurance policy (or equivalent thereof) issued by a title insurer reasonably satisfactory to Secured Party, in form and substance and in an amount reasonably satisfactory to Secured Party insuring that such mortgage, deed of trust or deed to secure debt, as applicable, is a valid and enforceable first priority lien on the respective property, free and clear of all defects, encumbrances and liens other than Permitted Liens, (iv) then current A.L.T.A. surveys, certified to Secured Party by a licensed surveyor sufficient to allow the issuer of the lender’s title insurance policy to issue such policy without a survey exception and (v) an environmental site assessment prepared by a qualified firm reasonably acceptable to Secured Party, in form and substance satisfactory to Secured Party.

15.
After September 1, 2010, upon request of Secured Party, the Borrowers covenant and agree to deliver to Secured Party (and any failure to comply shall constitute an immediate Event of Default under the Agreement with no further grace period), with respect to all real property owned by any Borrower or any subsidiary of any Borrower (other than CountryPlace and its subsidiaries), as of September 1, 2010, that is identified on Exhibit C attached hereto, (i) an appraisal complying with the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, (ii) that is located in an area that FEMA’s current flood maps indicate has at least a one percent (1%) chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year, federal flood insurance under the National Flood Insurance Program, (iii) an A.L.T.A. lender’s title insurance policy (or equivalent thereof) issued by a title insurer reasonably satisfactory to Secured Party, in form and substance and in an amount reasonably satisfactory to Secured Party insuring that such mortgage, deed of trust or deed to secure debt, as applicable, is a valid and enforceable first priority lien on the respective property, free and clear of all defects, encumbrances and liens other than Permitted Liens, (iv) then current A.L.T.A. surveys, certified to Secured Party by a licensed surveyor sufficient to allow the issuer of the lender’s title insurance policy to issue such policy without a survey exception and (v) an environmental site assessment prepared by a qualified firm reasonably acceptable to Secured Party, in form and substance satisfactory to Secured Party.

16.
Promptly upon request by the Secured Party, the Borrowers shall take such additional actions as the Secured Party may reasonably require from time to time (other than with  respect to CountryPlace) in order (i) to carry out more effectively the purposes of the  Agreement, (ii) to subject to the liens created by the Agreement any of the Borrowers’  properties, rights or interests covered by the Agreement, (iii) to perfect and maintain the  validity, effectiveness and priority of the Agreement and the liens intended to be created  thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and  confirm to the Secured Party the rights granted or now or hereafter intended to be  granted to the Secured Party under the Agreement or under any other document  executed in connection therewith.

17.
As amended hereby, all terms of the Agreement shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers party thereto except as enforceability may be limited by bankruptcy,  insolvency, reorganization, moratorium and other laws affecting creditor's rights and  remedies in general.

18.
Each Borrower consents to the execution and delivery of this Amendment by the other Borrower and the consummation of the transactions described herein, and ratifies and confirms the terms of the Agreement with respect to the indebtedness now or hereafter  outstanding under the Agreement as amended hereby.

19.
Each Borrower hereby acknowledges that, as of the date hereof, the security interests and liens granted to Secured Party under the Agreement are in full force and effect, are properly perfected (other than with respect to fixtures of the Borrowers and the  possession of the stock certificates of CountryPlace and all direct subsidiaries of PHHI)  and are enforceable in accordance with the terms of the Agreement.

20.
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Secured Party under the Agreement, nor constitute a waiver of any provision of the  Agreement.

21.	This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Rhode Island and all applicable federal laws of the United States of America.

22.
This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Agreement or an accord and satisfaction in regard thereto.  Each of the  parties hereto agrees that the transactions contemplated hereby constitute a  contemporaneous exchange for new value.  The Borrowers acknowledge that TIME IS  OF THE ESSENCE with respect to the time for performance of the terms and conditions  of this Amendment.  Except as provided herein or in the Agreement, the Borrowers shall  not be given any grace period within which to cure any default, breach, Default, or Event  of Default under this Amendment, the Agreement or any other document, instrument, or  agreement related thereto.

23.
The Borrowers agree to pay on demand all costs and expenses of Secured Party in connection with the preparation, execution, delivery and performance of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Secured Party with respect thereto including reasonable fees and expenses related to any appraisal ordered by the Secured Party.

24.
This Amendment may be executed by one or more of the parties hereto in any number of  separate counterparts, each of which shall be deemed an original and all of which, taken  together, shall be deemed to constitute one and the same instrument.  Delivery of an  executed counterpart of this Amendment by facsimile transmission or electronic  transmission by “PDF” shall be as effective as delivery of a manually executed  counterpart hereof.

25.	This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

26.
This Amendment sets forth the entire understanding of the parties with respect to the  matters set forth herein, and shall supersede any prior negotiations or agreements,  whether written or oral, with respect thereto.

27.
In consideration for the agreements of Secured Party hereunder, each of the Borrowers,  on behalf of itself and its successors, assigns and affiliates, and any other person or  entity claiming through it, hereby releases and discharges Secured Party and its  respective predecessors, successors, assigns, directors, officers, members, agents,  employees, representatives, affiliates, and attorneys (collectively, the “Releasees”) of and  from, and hereby waive and covenant not to bring any action against the Releasees or  any of them regarding, any and all claims, rights, actions, demands, injuries, damages,  compensation, or causes of action of every kind and nature, whether foreseen or  unforeseen, contingent or actual, liquidated or unliquidated, known or unknown, whether  in tort or contract, which such Borrower has against the Releasees or any of them, or  which might or could arise under state, federal, or local law, including common law, from  the beginning of the world up to the date hereof (the “Claims”). As a consequence of this  paragraph and for the purpose of implementing a general, full and complete release and  discharge of the Releasees and each of them, each Borrower expressly acknowledges  that its release is intended to include, without limitation, Claims of which it is unaware or  does not expect to exist in its favor, and that this release contemplates the release and  discharge of any and all of the Claims.  Each of the Borrowers acknowledges and agrees  that the possibility that unknown Claims may exist, being known and understood by them,  has been explicitly considered and taken into account in its execution hereof, for the  purpose of implementing a full and complete release and discharge of the Releasees and  each of them.

28.
Borrowers shall pay Secured Party an extension fee equal to two percent (2%) of the Total Credit Line as of the date hereof.  Such extension fee is earned as of the date hereof and is payable on the Maturity Date.  Notwithstanding the foregoing, such fee shall be waived if Borrowers indefeasibly and fully satisfy all of their obligations to Secured Party prior to the Maturity Date.

29.
On or before January 29, 2010 (the “Virgo Closing Date”), PHHI, CountryPlace, CountryPlace Mortgage, Ltd. and certain other parties will enter into that certain term loan financing transaction with Virgo Investment Group, LLC (as described in that certain October 1, 2009 correspondence (as amended by that certain January 16, 2010 correspondence)) on terms and conditions satisfactory to Secured Party (the “Virgo Transaction”).  An immediate Event of Default will occur if the Virgo Transaction does not close on the Virgo Closing Date.

30.
On or before February 3, 2010, Borrowers shall fully complete, execute and deliver to Secured Party that certain perfection certificate provided to Borrowers by Secured Party.  An immediate Event of Default will occur if Borrowers fail to timely comply with the foregoing.

31.
Section 17(c) of the Agreement (delivery of certificate of title or manufacturer statement of origin) hereby is deleted.  Notwithstanding the foregoing, if any Event of Default occurs subsequent to the execution hereof, then this Section 31 (except for the following sentence) automatically will be deleted without further action.  On Wednesday, February 3, 2010, and every other Wednesday thereafter for so long as Borrowers owe any obligations to Secured Party, Borrowers will provide a written report to Secured Party, in form acceptable to Secured Party, identifying all certificates of title and/or manufacturer statements of origin issued for the prior two (2) week period.

32.	Section 37.1(c) (Borrowing Base Requirement) is hereby deleted in its entirety. The deletion of Section 37.1(c) shall be effective as of December 29, 2009.

33.
Borrowers covenant and agree that: (i) subsequent to the date hereof, they will not open any bank accounts, deposit accounts, security accounts or similar accounts (other than trust accounts opened in the ordinary course of the Borrowers’ businesses) unless any such account is the subject of an account control agreement reasonably satisfactory to Secured Party; and (ii) other than the Wells Fargo Accounts, Borrowers will not maintain an amount in excess of $50,000 in any of its other accounts.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officer or representative as of the effective date first above written.

BORROWERS:	SECURED PARTY:

PALM HARBOR HOMES, INC.	TEXTRON FINANCIAL CORPORATION

By: __________________________	By: __________________________
Name:	Name:
Title:	Title:

PALM HARBOR MANUFACTURING, L.P.

By:	Palm Harbor GenPar, LLC
Its: General Partner

By: __________________________
Name:
Title:

ACKNOWLEDGED AND AGREED TO SOLELY WITH
RESPECT TO SECTION 29 HEREOF:

COUNTRYPLACE MORTGAGE, LTD.

By: CountryPlace Acceptance GP, LLC, as its Genral Partner

By: Country Place Acceptance Corporation, as its sole member

By: __________________________
Name:
Title:

COUNTRYPLACE ACCEPTANCE CORPORATION

By: __________________________
Name:
Title:

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Vicky Pogue Gunning
Locke Lord Bissell & Liddell LLP
2200 Ross Avenue, Suite 2200
Dallas, Texas 75201

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
200100148847 filed 7/6/01

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ **TERMINATION:** Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ **CONTINUATION:** Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ **ASSIGNMENT** (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. **AMENDMENT (PARTY INFORMATION):** This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.
☐ CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b and also item 7c; also complete items 7d-7g (if applicable).

6. **CURRENT RECORD INFORMATION:**

6a. ORGANIZATION'S NAME
Palm Harbor Homes, Inc.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. **CHANGED (NEW) OR ADDED INFORMATION:**

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. **AMENDMENT (COLLATERAL CHANGE):** check only one box.

Describe collateral ☒ released or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

All of the following property now owned or at any time hereafter acquired by Debtor, or in which Debtor now has or at any time in the future may acquire any right, title or interest, whether presently existing or owned or hereafter arising or acquired and wherever located: (i) all Pledged Stock in each of each of Countryplace Acceptance Corporation, a Nevada corporation, Countryplace Acceptance G.P., LLC, a Texas limited liability company, Countryplace Acceptance L.P., LLC, a Delaware limited liability company, Countryplace Mortgage, LTD., a Texas limited partnership, Countryplace Mortgage Holdings, LLC, a Delaware limited liability company, and Countryplace Holdings ABS, LLC, a Delaware limited liability company (each such entity, a "**Pledged Entity**"); (ii) all rights, interests and claims with respect to the Pledged Stock in each Pledged Entity, including under any and all any shareholders agreement, operating agreement, partnership agreement, voting trust, proxy agreement or other agreement or understanding with respect to such Pledged Entity; (iii) all books, records and other documentation pertaining to all collateral herein described; (iv) to the extent not otherwise included, all proceeds of the foregoing. "**Pledged Stock**" means (A) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated), whether voting or non-voting (collectively, "**Stock**"), and (B) all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable (clause (B) collectively, "**Stock Equivalents**"), in each case, whether certificated or uncertificated, and including all right, title and interest of Debtor as a limited or general partner or as a member, and all right, title and interest of Debtor in, to and under any constituent document to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time.

9. NAME OF **SECURED PARTY** OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

Textron Financial Corporation

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Florida

DAL:0041347/00310:1910721v1
sf-2795359

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Vicky Pogue Gunning
Locke Lord Bissell & Liddell LLP
2200 Ross Avenue, Suite 2200
Dallas, Texas 75201

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
01-139285 filed 7/26/01

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ **TERMINATION:** Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ **CONTINUATION:** Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ **ASSIGNMENT** (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. **AMENDMENT (PARTY INFORMATION):** This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.
☐ CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b and also item 7c: also complete items 7d-7g (if applicable).

6. **CURRENT RECORD INFORMATION:**

6a. ORGANIZATION'S NAME
Palm Harbor Homes, Inc.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. **CHANGED (NEW) OR ADDED INFORMATION:**

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
				☐ NONE

8. **AMENDMENT (COLLATERAL CHANGE):** check only one box.

Describe collateral ☒ released or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

All of the following property now owned or at any time hereafter acquired by Debtor, or in which Debtor now has or at any time in the future may acquire any right, title or interest, whether presently existing or owned or hereafter arising or acquired and wherever located: (i) all Pledged Stock in each of each of Countryplace Acceptance Corporation, a Nevada corporation, Countryplace Acceptance G.P., LLC, a Texas limited liability company, Countryplace Acceptance L.P., LLC, a Delaware limited liability company, Countryplace Mortgage, LTD., a Texas limited partnership, Countryplace Mortgage Holdings, LLC, a Delaware limited liability company, and Countryplace Holdings ABS, LLC, a Delaware limited liability company (each such entity, a "**Pledged Entity**"); (ii) all rights, interests and claims with respect to the Pledged Stock in each Pledged Entity, including under any and all any shareholders agreement, operating agreement, partnership agreement, voting trust, proxy agreement or other agreement or understanding with respect to such Pledged Entity; (iii) all books, records and other documentation pertaining to all collateral herein described; (iv) to the extent not otherwise included, all proceeds of the foregoing. "**Pledged Stock**" means (A) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated), whether voting or non-voting (collectively, "**Stock**"), and (B) all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable (clause (B) collectively, "**Stock Equivalents**"), in each case, whether certificated or uncertificated, and including all right, title and interest of Debtor as a limited or general partner or as a member, and all right, title and interest of Debtor in, to and under any constituent document to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time.

9. NAME OF **SECURED PARTY** OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

Textron Financial Corporation

OR

9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Texas

FILING OFFICE COPY—UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

DAL:0041347/00309:1911266v2

Exhibit B

Manufacturings Plants	Location
Albemarle (22)	2000 Sterling Drive, Albemarle NC 28001
Arabi	113 Industrial Blvd East, Arabi, GA 31712
Austin (06)	605 S. Frontage Rd., Plant City, FL 33563-9934
Austin (07)	605 S. Frontage Rd., Plant City, FL 33563-9934
Buda (22)	3700 Kyle Crossing, Kyle, TX 78640-9801
Fort Worth (15)	6901 Bowman Roberts Rd., Ft. Worth, TX 76179
Martinsville - 4 facilities	1100 Rives Road, Martinsville, VA 24112
Millersburg (20)	3737 Palm Harbor Drive, Millersburg, OR 97321
Plant City (05)	605 S. Frontage Rd., Plant City, FL 33563-9934
Plant City (09)	605 S. Frontage Rd., Plant City, FL 33563-9934
Sabina (32)	Route 22 East, Sabina, OH 45169
Siler City (33)	45 Siler City Industrial Park, Siler City, NC 27344

Retail Centers	
Waco (26)	4740 N. I-35, Waco, TX 76705
Lufkin (27)	803 N. Medford Dr., Lufkin, TX 75901
Victoria (10)	1709 E. Houston Hwy., Victoria, TX 77901
Austin (5)	810 Bastrop Hwy., Austin, TX 78709 - M/H Park Bastrop
Austin (3)	6317 E. Ben White, Austin, TX 78741 - Thomas Lot

Exhibit C

Manufacturing Plants

Tempe	309 S. Perry Lane, Tempe, AZ 85281
Casa Grande	1108 Gila Bend Hwy., Casa Grande, AZ 85222
La Grange	1508 Redding Drive, La Grange, GA 30240

Retail Centers

Casa Grande	NWC Highway and Adams Avenue, Casa Grande AZ
Chino Valley	2665 S. Hwy. 89, Chino Valley, AZ 86323
Florence	2705 E. Palmetto St., Florence, SC 29506
Lakeland	4514 Hwy. 92 E., Lakeland, FL 33801
Linwood/Lexington	981 Seven Oaks Dr., Linwood, NC 27299
Richmond	2800 US Hwy. 35, Richmond, IN

EXHIBIT D

Protective Advance Request Form

NOTICE OF BORROWING

______________ ___, 2010

Textron Financial Corporation

Attention: Account Manager

Re:
PALM HARBOR HOMES, INC., a Florida corporation (“PHHI”), and PALM HARBOR MANUFACTURING, L.P., a Texas limited partnership (“PHM” and together with PHHI, each a “Borrower” and together the “Borrowers”).

Reference is made to that certain Amended and Restated Agreement for Wholesale Financing, dated as of May 25, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers and Textron Financial Corporation (“Secured Party”). Capitalized terms used herein without definition are used as defined in the Credit Agreement.

The Borrowers hereby give Secured Party irrevocable notice, pursuant to Section 7 of the Credit Agreement, of their request for a Protective Advance (the “Proposed Borrowing”) under the Credit Agreement and, in connection therewith, sets forth the following:

i.	The date of the Proposed Borrowing is ____________ ___, 2010 (the “Funding Date”).

ii.	The aggregate principal amount of all Advances outstanding as of the Funding Date, immediately prior to the Proposed Borrowing, is: $_____________________ (the “Aggregate Advances”).

iii.	The amount of the Proposed Borrowing is $_________________.

iv.	The Aggregate Advances plus the Proposed Borrowing is an amount equal to $____________________.

v.	The Total Credit Line immediately prior to the Proposed Borrowing is $_____________________, and the Total Credit Line immediately subsequent to the Proposed Borrowing will be $_____________________.

The undersigned hereby certifies that the following statements are true on the date hereof, both before and after giving effect to the Proposed Borrowing:

i.
the representations and warranties set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date; and

ii.	no Event of Default is continuing and no Event of Default will occur as a result of the consummation of the Proposed Borrowing.

[SIGNATURE PAGE FOLLOWS.]

BORROWERS: PALM HARBOR HOMES, INC.

By:
Name
Title

PALM HARBOR MANUFACTURING, L.P.

By:	Palm Harbor GenPar, LLC
Its: General Partner

By: ______________________________
Name:
Title: